UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                              August 17, 2004
______________________________________________________________________________
             Date of report (Date of earliest event reported)



                        Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



   Pennsylvania                     000-49706                    80-0034942
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



                              (215) 646-5405
______________________________________________________________________________
           (Registrant's telephone number, including area code)




                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Item 5.  Other Events and Required FD Disclosure
         ---------------------------------------

     On August 17, 2004, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing the retirement plans of President and Chief Executive Officer, Frederick A. Marcell Jr. The Company's press release dated August 17, 2004, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         Number    Description
         ------    --------------------------------------------------
         99.1      Press Release dated August 17, 2004.


















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



  Date: August 18, 2004       By:  /s/ Christopher E. Bell
                                   ------------------------------------
                                   Christopher E. Bell
                                   Chief Financial Officer




























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                              EXHIBIT INDEX

     Exhibit Number        Description
     --------------        -----------

     99.1                  Press Release dated August 17, 2004